UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2018

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

INTRODUCTORY NOTE

On October 17, 2018, the registrant consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger dated June 21, 2018, by and among Gores Holdings II, Inc., AM Merger Sub I, Inc. (“First Merger Sub”), AM Merger Sub II, LLC (“Second Merger Sub”), Greenlight Holding II Corporation (“Greenlight”) and PE Greenlight Holdings, LLC, as amended on August 23, 2018 by Amendment No. 1 to Agreement and Plan of Merger (as amended, the “Merger Agreement”), which provided for: (i) the merger of First Merger Sub with and into Greenlight, with Greenlight continuing as the surviving corporation (the “First Merger”) and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Greenlight with and into Second Merger Sub with Second Merger Sub continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

In connection with the closing of the Business Combination on October 17, 2018 (the “Closing”), the registrant changed its name from Gores Holdings II, Inc. to Verra Mobility Corporation, and Second Merger Sub changed its name from AM Merger Sub II, LLC to Verra Mobility Holdings, LLC. Verra Mobility Corporation owns, directly or indirectly, all of the equity interests of Verra Mobility Holdings, LLC and its subsidiaries.  Unless otherwise stated, this Report on Form 8-K, including Exhibit 99.1, contains information about the business of Verra Mobility Corporation prior to the Closing.

Item 2.02   Results of Operations and Financial Condition.

On November 8, 2018, Verra Mobility Corporation (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2018.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01   Regulation FD Disclosure.

On November 8, 2018, the Company disseminated an investor presentation to be used in connection with the earnings call. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, and Exhibit 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

The Company expressly disclaims any obligation to update or revise any of the information contained in the investor presentation.

The investor presentation is available on the Company’s investor relations website located at ir.verramobility.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

99.1	Press Release, dated November 8, 2018, issued by Verra Mobility Corporation
99.2	Investor Presentation, dated November 8, 2018, given by Verra Mobility Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2018	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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